UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of the
                           Securities Exchange Act of 1934


 November  1, 2007
 Date of report (Date of earliest event reported):


 Bear Stearns Structured Products Inc. Trust 2007-R6
(Exact name of issuing entity as specified in its charter)


 Structured Asset Mortgage Investments II Inc.
(Exact name of depositor as specified in its charter)


 EMC Mortgage Corporation
(Exact name of sponsor as specified in its charter)


 New York                           333-140247-17             54-6756568
(State or other jurisdiction of    (Commission File Number    (IRS Employer
incorporation of issuing entity)    of issuing entity)        Identification
                                                              No. of issuing
                                                              entity)


 c/o Wells Fargo Bank, N.A.
 9062 Old Annapolis Road
 Columbia, MD                                            21045
(Address of principal executive offices)               (Zip Code)


(410) 884-2000
Issuing Entity's telephone number, including area code


N/A
Former name or former address, if changed since last report:)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




Section 6 - Asset-Backed Securities

Item 6.02. Change of Servicer or Trustee.

On November 1, 2007, EverHome Mortgage Company ("EverHome") was terminated as a servicer pursuant to a contractual provision allowing for their termination without cause at the option of EMC Mortgage Corporation ("EMC") on the Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3, Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8, Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9 and Bear Stearns ALT-A Trust 2005-10, Mortgage Pass-Through Certificates, Series 2005-10 transactions (the "Transactions").

Prior to November 1, 2007, EverHome was servicing under the Subservicing Agreement, dated as of August 1, 2002 (the "Servicing Agreement"), between EMC and EverHome, formerly known as Alliance Mortgage Company, as amended by Amendment No. 1, dated as of January 31, 2006, between EMC and EverHome, formerly known as Alliance Mortgage Company, as assigned to the related Transaction by the following agreements (the "Assignment, Assumption and Recognition Agreements"):

1. Assignment, Assumption and Recognition Agreement, dated as of August 31, 2005, among EMC Mortgage Corporation, The Bank of New York, as successor to JPMorgan Chase Bank, National Association, as trustee for the holders of Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8 and EverHome Mortgage Company, formerly known as Alliance Mortgage Company.

2. Assignment, Assumption and Recognition Agreement, dated as of September 30, 2005, among EMC Mortgage Corporation, The Bank of New York, as successor to JPMorgan Chase Bank, National Association, as trustee for the holders of Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9 and EverHome Mortgage Company, formerly known as Alliance Mortgage Company.

3. Assignment, Assumption and Recognition Agreement, dated as of December 30, 2005, among EMC Mortgage Corporation, The Bank of New York, as successor to JPMorgan Chase Bank, National Association, not in its individual capacity but solely as trustee for the holders of Bear Stearns ALT-A Trust 2005-10, Mortgage Pass-Through Certificates, Series 2005-10 and EverHome Mortgage Company, formerly known as Alliance Mortgage Company.

4. Recognition Agreement, dated as of December 1, 2005, between EMC Mortgage Corporation and EverHome Mortgage Company, formerly known as Alliance Mortgage Company.

5. Assignment, Assumption and Recognition Agreement, dated as of April 28, 2006, among EMC Mortgage Corporation, U.S. Bank National Association, not in its individual capacity but solely as trustee for the holders of Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3 and EverHome Mortgage Company, formerly known as Alliance Mortgage Company.

6. Recognition Agreement, dated as of April 1, 2006, between EMC Mortgage Corporation and EverHome Mortgage Company, formerly known as Alliance Mortgage Company.

Pursuant to Section 11.01(i) of the Servicing Agreement, EMC has succeeded to and assumed all of EverHome's responsibilities, rights, duties and obligations under the Servicing Agreement and will service and administer the Mortgage Loans previously serviced by EverHome pursuant to the Servicing Agreement and the related Assignment, Assumption and Recognition Agreement for each of the Transactions, listed above and attached hereto.

The principal business of EMC since inception has been specializing in the acquisition, securitization, servicing and disposition of mortgage loans. EMC's portfolio consists primarily of two categories: (1) "performing loans," or performing investment-quality loans serviced for the sponsor's own account or the account of Fannie Mae, Freddie Mac, private mortgage conduits and various institutional investors; and (2) "non-performing loans," or non-investment quality, sub-performing loans, non-performing loans and REO properties serviced for EMC's own account and for the account of investors in securitized performing and non-performing collateral transactions.

EMC has been servicing residential mortgage loans since 1990. From year end 2004 to June 30, 2007, the loan count of EMC's servicing portfolio grew by approximately 102.3% and the unpaid principal balance of EMC's servicing portfolio grew by approximately 190.3%.

As of June 30, 2007, EMC was acting as servicer for approximately 312 series of residential mortgage-backed securities and other mortgage loans with an outstanding principal balance of approximately $80.6 billion.

The following table describes size, composition and growth of EMC's total residential mortgage loan servicing portfolio as of the dates indicated.





AS OF DECEMBER 31, 2004
                                                                      PERCENT BY
                                                      PERCENT BY      DOLLAR
LOAN TYPE        NO. OF LOANS     DOLLAR AMOUNT       NO. OF LOANS    AMOUNT

ALT-A ARM.        19,498          $4,427,820,708        7.96%           15.94%
ALT-A FIXED       25,539           4,578,725,473       10.43            16.48
PRIMEARM..         8,311           1,045,610,015        3.39             3.76
PRIMEFIXED        14,560           1,573,271,574        5.95             5.66
SECONDS...        39,486           1,381,961,155       16.13             4.98
SUBPRIME..       114,436          13,706,363,250       46.74            49.34
OTHER.....        23,010           1,063,682,459        9.40             3.83
TOTAL.....       244,840         $27,777,434,635      100.00%          100.00%




AS OF DECEMBER 31, 2005
                                                                      PERCENT BY
                                                      PERCENT BY      DOLLAR
LOAN TYPE        NO. OF LOANS     DOLLAR AMOUNT       NO. OF LOANS    AMOUNT

ALT-A ARM.        57,510         $13,625,934,322       12.69%           23.00%
ALT-A FIXED       17,680           3,569,563,859        3.90             6.03
PRIMEARM..         7,428           1,010,068,679        1.64             1.71
PRIMEFIXED        15,975           2,140,487,566        3.52             3.61
SECONDS...       155,510           7,164,515,426       34.31            12.10
SUBPRIME..       142,890          20,373,550,691       31.53            34.40
OTHER.....        56,216          11,347,144,056       12.40            19.16
TOTAL.....       453,209         $59,231,264,599      100.00%          100.00%




AS OF DECEMBER 31, 2006
                                                                      PERCENT BY
                                                      PERCENT BY      DOLLAR
LOAN TYPE        NO. OF LOANS     DOLLAR AMOUNT       NO. OF LOANS    AMOUNT

ALTA-A ARM        52,563         $13,691,917,206       10.87%           19.03%
ALT-A FIXED       24,841           5,066,670,855        5.14             7.04
PRIME ARM.         6,374             879,656,182        1.32             1.22
PRIME FIXED       14,872           2,152,608,940        3.08             2.99
SECONDS...       169,022           8,428,612,513       34.97            11.71
SUBPRIME..       132,808          20,106,000,306       27.47            27.94
OTHER.....        82,918          21,636,703,709       17.15            30.07
TOTAL.....       483,398         $71,962,169,710      100.00%          100.00%




AS OF JUNE 30, 2007
                                                                      PERCENT BY
                                                      PERCENT BY      DOLLAR
LOAN TYPE        NO. OF LOANS     DOLLAR AMOUNT       NO. OF LOANS    AMOUNT

ALTA-A ARM        52,729         $13,832,608,749       10.65%           17.15%
ALT-A FIXED       31,561           6,871,224,020        6.37             8.52
PRIME ARM.         6,260             929,778,835        1.26             1.15
PRIME FIXED       15,078           2,409,083,088        3.04             2.99
SECONDS...       168,229           8,554,440,442       33.97            10.61
SUBPRIME..       137,526          22,509,787,024       27.77            27.91
OTHER.....        83,874          25,542,370,332       16.94            31.67
TOTAL.....       495,257         $80,649,292,489      100.00%          100.00%





Due to an industry wide increase in the number of delinquencies and foreclosures, EMC recently initiated an expanded loss mitigation program to assist borrowers in avoiding foreclosure and benefit investors by reducing the loss typically associated with foreclosure. As part of the program, this team is implementing various strategies to contact and assist borrowers that are in default or are having difficulties making their mortgage payments. EMC is engaging in one-on-one meetings with borrowers, working with local community groups and holding educational workshops in an effort to reach out to these homeowners. Various financial restructuring alternatives are being offered, including different types of loan modifications. There have been no other appreciable changes to EMC's servicing procedures outside of the normal changes warranted by regulatory and product type changes in the portfolio.







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Structured Asset Mortgage Investments II Inc.
 (Depositor)


 /s/ Joseph T. Jurkowski
 Joseph T. Jurkowski, Vice President

 Date: November 6, 2007